                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 29, 2004
                        (Date of earliest event reported)

                               CELLCO PARTNERSHIP
             (Exact name of registrant as specified in its charter)



          Delaware                       333-92214               22-3372889
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        organization)                                        Identification No.)


180 Washington Valley Road
Bedminster, NJ                                                      07921
(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (908) 306-7000

                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 29, 2004, Verizon Communications Inc. ("Verizon") issued a press release announcing earnings for the fourth quarter and full year 2003. This press release includes information related to the results of operations and financial condition of Cellco Partnership d/b/a Verizon Wireless (the "Registrant") for the fourth quarter and full year 2003. Attached as an exhibit hereto is a press release and financial tables dated January 29, 2004 issued by Verizon. The information contained in this report, including the exhibit attached hereto, is also intended to be furnished under Item 9 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Non-GAAP Measures

Verizon's press release and financial tables include non-GAAP financial information. The consolidated statements of income before special items eliminate special items and non-recurring items of revenues, expenses, gains and losses primarily as a result of their non-operational and/or non-recurring nature. Management believes this presentation of operating performance assists readers in better understanding our results of operations and trends from period to period, consistent with management's evaluation of Verizon's consolidated and segment results of operations for a variety of internal measures including strategic business planning, capital allocation and compensation. Management believes that the consolidated statements of income before special items provide current and prior period results of operations on a comparable basis as well as provide trends that are more indicative of future operating results than GAAP results of operations, given the non-operational and/or non-recurring nature of the special items removed for purposes of reporting results of operations before special items. While some of these items have been periodically reported in Verizon's consolidated results of operations, including significant severance and impairment charges, their occurrence in future periods is dependent upon future business and economic factors, among other evaluation criteria, and may frequently be beyond the control of management. As a result of these factors, management also provides this information externally, along with a complete reconciliation to their comparable GAAP amounts so readers have access to the detail and general nature of adjustments made to GAAP results. Complete descriptions of the special items are provided in the schedules accompanying the news release.

Management believes that free cash flow, segment free cash flow and net debt, additional non-GAAP financial measures, are also useful to investors and other users of our financial information in evaluating liquidity and operating financial performance. Free cash flow, segment free cash flow and net debt are financial measures that are commonly used by readers of financial information in assessing financial performance, including liquidity and the company's ability to meet obligations with available cash flows and cash balances. Management uses free cash flow and segment free cash flow information for allocating resources to debt repayment and for other cash investing and financing activities. The definition of free cash flow, cash from operating activities less capital expenditures and dividends paid to Verizon's shareowners, is readily determinable from amounts provided in Verizon's consolidated statements of cash flows. Segment free cash flow is defined as cash from operating activities less capital expenditures. Details of segment cash flow are provided in the exhibit.

Total Verizon and Verizon Information Services revenues - conforming basis provide the prior year impact of sales of 1.27 million switched access lines in 2002 (total Verizon only) and a change in directory accounting, described fully in the exhibit, if the accounting change had occurred in the prior year. This presentation is useful to investors and other users of our financial information in evaluating operating financial performance consistent with the pro forma disclosures required in the year of an accounting change, as required by GAAP.

It is management's intent to provide Non-GAAP financial information to enhance understanding of Verizon's GAAP consolidated financial statements and should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                               CELLCO PARTNERSHIP





Date:     January 29, 2004                    By:  /s/ Steven E. Zipperstein
      -----------------------                     ------------------------------
                                                  Steven E. Zipperstein
                                                  Vice President - Legal &
                                                     External Affairs, General
                                                     Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit
Number       Description
----------   ---------------
99           Press release and financial tables, dated January 29, 2004, issued by Verizon Communications Inc. and contained in its Investors
             Relations Bulletin.